SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) November 6, 1997
                                                        ------------------

                                CTG RESOURCES, INC.
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              (Exact name of registrant as specified in its charter)

                                    Connecticut
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                  (State or other jurisdiction of incorporation)

      1-12859                                                  06-1466463
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   (Commission                                              (I.R.S. Employer
   File Number)                                            Identification No.)

   100 Columbus Boulevard, Hartford, Connecticut                         06103
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   (Address of principal executive offices)                         (Zip Code)

                Registrant's telephone number, including area code

                                  (860) 727-3010
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
   Item 5.  Other Information
   --------------------------

   (a) Press Release

   Fiscal Year 1997 Earnings
   -------------------------

   CONTACT:  Mary Hart
   (860) 727-3155



               CTG RESOURCES, INC. ANNOUNCES FOURTH QUARTER RESULTS
               ----------------------------------------------------


   HARTFORD, Connecticut, November 6, 1997 --- CTG Resources, Inc. announced a fourth quarter loss today of $.28 per share versus a loss of $.24 per share for the prior year. The Company's fourth quarter is generally a loss due to the lack of gas sales for heating in the summer months. Victor H. Frauenhofer, Chairman and Chief Executive Officer said, "The loss for the quarter met our projections and was in line with last year which contained a one time gain of $.05 for the sale of a building in Greenwich." For the year ended September 30, 1997 earnings were $1.60 per share on revenues of $305,565,000 versus $1.87 and $315,363,000 a year ago. Mr. Frauenhofer continued with "The earnings are in line with our revised projections after the heating season due to the warmer than normal weather and the warmer than last year's heating season." The 1997 winter heating months of December through March were 8.5% warmer than normal and 16.1% warmer than the past year.


   Other factors impacting the Company's 1997 earnings versus 1996 were the one time gain on the sale of the building in Greenwich in 1996 and higher

   1997 income taxes, due to the turn around of book tax depreciation differences from prior years flow-through, an increase in the tax reserves related to state tax issues and the lack of special tax credits from last year. Also reducing the earnings per share was the higher average shares outstanding due to the full effect of the equity issue in June 1996. Mitigating these were a full year's income from the Company's increased investment in the Iroquois Pipeline, lower uncollectible accruals, operating expenses and lower interest expenses due to the lower levels of debt outstanding due to the equity infusion in June of 1996.
                                                                        more...

   CTG Resources, Inc. - News Release
   November 6, 1997
   Page 2
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   Mr. Frauenhofer concluded by saying "With the return of normal weather during the heating season and the reduced number of shares outstanding due to the successful conclusion of the Company's recent tender offer, the

   Company expects earnings to bounce back to higher levels in 1998."


   The projection of increased future earnings is a forward-looking statement made pursuant to the safe harbor provisions of the Private Securities

   Litigation Reform Act of 1995. There are a number of factors which could cause actual results to differ materially from those expressed here. Some of the most important factors include, but are not limited to, fluctuations in customer growth and demand, competitive conditions, weather, fuel costs and availability, regulatory action, federal and state legislation, interest rates, labor actions, maintenance and capital expenditures and local economic conditions.


   CTG Resources, Inc. is the holding company of Connecticut Natural Gas Corporation and its unregulated subsidiary, The Energy Network, Inc. CTG is the largest transporter of natural gas in Connecticut and is engaged in a number of energy-related businesses under The Energy Network, Inc. CTG's home page on the Internet is www.ctgcorp.com.














                                                                        more...
   CTG Resources, Inc. - News Release
   November 6, 1997
   Page 3


                                        CTG RESOURCES, INC.



   Period Ending September 30, 1997
   (dollars in thousands except per share data)

                                          Twelve Months Ended           Three Months Ended
                                             September 30,                 September 30,
                                          1997          1996            1997          1996


   Consolidated Gross Revenues         $ 305,565      $ 315,363      $  38,381      $  40,341


   Consolidated Net Income/(Loss)      $  17,075      $  18,995      $  (2,988)     $  (2,505)

   Balance Available
     for Common Stock                  $  17,013      $  18,932      $  (2,004)     $  (2,521)

   Consolidated Net Income/(Loss)
     per Common Share                    $  1.60        $  1.87        $  (.28)       $  (.24)

   Average Common
     Shares Outstanding               10,632,001     10,146,932     10,635,955     10,630,370

   Dividends Per Common Share            $  1.52        $  1.50        $   .38        $   .38

                                                 #

   (b) Unaudited financial statements for the fiscal year ending September 30, 1997

                                                                                     "UNAUDITED"
                                    Consolidated Balance Sheets
                                    September 30, 1997 and 1996
                                       (Thousands of Dollars)




                              Assets                                  1997           1996
                                                                      ----           ----
   Plant and Equipment:
      Plant in service                                             $ 484,250      $ 464,377
      Construction work in progress                                    7,703          6,417
                                                                   ---------      ---------
                                                                     491,953        470,794
      Less-Allowance for depreciation                                160,313        145,042
                                                                   ---------      ---------
                                                                     331,640        325,752
                                                                   ---------      ---------
   Investments, at equity                                             11,530          9,914
                                                                   ---------      ---------
   Current Assets:
      Cash and cash equivalents                                        4,458          8,515
      Accounts receivable (less allowance for
        doubtful accounts of $3,439 in 1997
        and $4,819 in 1996)                                           25,287         25,033
      Accrued utility revenue                                          4,624          4,180
      Inventories                                                     17,584         15,968
      Prepaid expenses                                                 8,903         10,920
                                                                   ---------      ---------
           Total Current Assets                                       60,856         64,616
                                                                   ---------      ---------
   Other Assets:
      Unrecovered future taxes                                        37,177         44,812
      Recoverable transition costs                                       839          2,858
      Other assets                                                    22,245         19,027
                                                                   ---------      ---------
           Total Other Assets                                         60,261         66,697
                                                                   ---------      ---------
                                                                   $ 464,287      $ 466,979
                                                                   =========      =========


   The accompanying notes are an integral part of these consolidated financial statements.

                                                                                     "UNAUDITED"
                              Consolidated Balance Sheets (Concluded)
                                    September 30, 1997 and 1996
                                      (Thousands of Dollars)




                  Capitalization and Liabilities                      1997           1996
                                                                      ----           ----
   Capitalization (see accompanying statements):
      Common stock equity                                          $ 169,299      $ 168,882
      Preferred stock, not subject to
         mandatory redemption                                            884            899
      Long-term debt                                                 126,787        136,432
                                                                   ---------      ---------
                                                                     296,970        306,213
                                                                   ---------      ---------
   Current Liabilities:
      Current portion of long-term debt                                1,487         13,968
      Notes payable and commercial paper                              27,500              -
      Accounts payable and accrued expenses                           36,968         40,721
      Refundable purchased gas costs                                   4,714          6,012
      Accrued taxes                                                      484              -
      Accrued interest                                                 4,047          4,479
                                                                   ---------      ---------
           Total Current Liabilities                                  75,200         65,180
                                                                   ---------      ---------
   Deferred Credits:
      Deferred income taxes                                           44,302         40,011
      Unfunded deferred income taxes                                  37,177         44,812
      Investment tax credits                                           2,982          3,203
      Refundable taxes                                                 3,491          3,445
      Other                                                            4,165          4,115
                                                                   ---------      ---------
           Total Deferred Credits                                     92,117         95,586
                                                                   ---------      ---------
   Commitments and Contingencies
                                                                   ---------      ---------
                                                                   $ 464,287      $ 466,979
                                                                   =========      =========


   The accompanying notes are an integral part of these consolidated financial statements.

                                                                                     "UNAUDITED"
                                 Consolidated Statements of Income
                       For the Years Ended September 30, 1997, 1996 and 1995
                          (Thousands of Dollars Except for Per Share Data)

                                                             1997            1996            1995
                                                             ----            ----            ----

   Operating Revenues                                     $ 305,565       $ 315,363       $ 275,185
   Less:  Cost of energy                                    169,188         175,175         147,764
          State gross revenues tax                           11,107          11,710          11,296
                                                          ---------       ---------       ---------
   Operating Margin                                         125,270         128,478         116,125
                                                          ---------       ---------       ---------
   Operating Expenses:
      Operations                                             45,838          49,640          45,311
      Maintenance                                             8,682           8,615           7,917
      Depreciation and amortization                          18,184          17,765          16,977
      Income taxes                                           16,959          14,364           9,430
      Local property taxes                                    5,323           5,277           5,148
      Other taxes                                             2,400           2,313           2,183
                                                          ---------       ---------       ---------
                                                             97,386          97,974          86,966
                                                          ---------       ---------       ---------
   Operating Income                                          27,884          30,504          29,159
                                                          ---------       ---------       ---------
   Other Income/(Deductions),
      net of income taxes:
      Allowance for equity funds used
        during construction                                     125             144             106
      Equity in partnership earnings                          2,910           2,037           1,032
      Other income/(deductions)                                (338)            248            (872)
      Nonrecurring items                                          -             892           3,624
      Income taxes                                             (665)         (1,115)         (1,839)
                                                          ---------       ---------       ---------
                                                              2,032           2,206           2,051
                                                          ---------       ---------       ---------
   Interest and Debt Expense, net:
      Interest on long-term debt                             11,345          11,825          12,158
      Other interest                                          1,200           1,585           1,650
      Allowance for borrowed funds used
        during construction                                     (84)            (96)            (70)
      Amortization of debt expense                              380             401             453
                                                          ---------       ---------       ---------
                                                             12,841          13,715          14,191
                                                          ---------       ---------       ---------
   Net Income                                                17,075          18,995          17,019

   Less-Dividends on Preferred Stock                             62              63              62
                                                          ---------       ---------       ---------
   Net Income Applicable to Common Stock                  $  17,013       $  18,932       $  16,957
                                                          =========       =========       =========

    The accompanying notes are an integral part of these consolidated financial statements.

                                                                                     "UNAUDITED"
                           Consolidated Statements of Income (Concluded)
                       For the Years Ended September 30, 1997, 1996 and 1995
                          (Thousands of Dollars Except for Per Share Data)

                                                             1997            1996            1995
                                                             ----            ----            ----

   Net Income Applicable to Common Stock                  $  17,013       $  18,932       $  16,957
                                                          =========       =========       =========

   Average Common Shares Outstanding
      During the Period                                  10,632,001      10,146,932       9,926,980
                                                         ==========      ==========       =========

   Income Per Average Share of
      Common Stock                                        $    1.60       $    1.87       $    1.71
                                                          =========       =========       =========

   Dividend Per Share of Common Stock                     $    1.52       $    1.50       $    1.48
                                                          =========       =========       =========


   The accompanying notes are an integral part of these consolidated financial statements.

                                                                                              "UNAUDITED"
                               Consolidated Statements of Cash Flows
                       For the Years Ended September 30, 1997, 1996 and 1995
                                       (Thousands of Dollars)

                                                               1997         1996         1995
                                                               ----         ----         ----
   Cash Flows from Operations:
      Income                                                 $ 17,075     $ 18,995     $ 17,019
                                                             --------     --------     --------

   Cash Flows from Investing Activities:
      Capital expenditures                                    (24,593)     (24,281)     (26,839)
      Other investing activities                                   54       (1,338)        (395)
                                                             --------     --------     --------
      Net cash used in investing activities                   (24,539)     (25,619)     (27,234)
                                                             --------     --------     --------
   Cash Flows from Financing Activities:
      Dividends paid                                          (16,177)     (15,491)     (14,761)
      Issuance of common stock                                    622       15,557        8,474
      Other stock activity, net                                  (652)         (38)          (5)
      Issuance of long-term debt                                    -            -            -
      Principal retired on long-term debt                     (22,126)      (3,911)      (3,673)
      Short-term debt                                          27,500       (4,200)     (14,300)
                                                             --------     --------     --------
      Net cash provided (used) by
         financing activities                                 (10,833)      (8,083)     (24,265)
                                                             --------     --------     --------
   Increase (Decrease) in Cash and
      Cash Equivalents                                         (4,057)       5,473        1,916
   Cash and Cash Equivalents at
      Beginning of Year                                         8,515        3,042        1,126
                                                             --------     --------     --------
   Cash and Cash Equivalents at
      End of Year                                            $  4,458     $  8,515     $  3,042
                                                             ========     ========     ========


   The accompanying notes are an integral part of these consolidated financial statements.

                                                                                     "UNAUDITED"
                         Consolidated Statements of Cash Flows (Concluded)
                       For the Years Ended September 30, 1997, 1996 and 1995
                                       (Thousands of Dollars)

                                                               1997         1996         1995
                                                               ----         ----         ----
   Schedule Reconciling Earnings to
      Cash Flows from Operations:
      Income                                                 $ 17,075     $ 18,995     $ 17,019
                                                             --------     --------     --------
      Adjustments to reconcile income
         to net cash:
         Depreciation and amortization                         18,098       17,909       17,216
         Provision for uncollectible
           accounts                                             3,855        4,600        4,886
         Deferred income taxes, net                             4,115        1,886          897
         Equity in partnership earnings                        (2,910)      (2,037)      (1,032)
         Cash distributions received from
           investments                                          1,761        2,061          336
      Changes in assets and liabilities:
         Accounts receivable                                   (3,873)      (1,640)      (5,571)
         Accrued utility revenue                                 (444)         913       (1,379)
         Inventories                                           (1,616)      (1,457)       3,815
         Purchased gas costs                                   (1,298)       3,712        6,069
         Prepaid expenses                                       2,017       (4,825)       4,012
         Accounts payable and accrued expenses                 (1,682)      (5,902)       7,671
         Other assets/liabilities                              (3,783)       4,960         (524)
                                                             --------     --------     --------
           Total adjustments                                   14,240       20,180       36,396
                                                             --------     --------     --------
      Net cash provided by
         operations                                          $ 31,315     $ 39,175     $ 53,415
                                                             ========     ========     ========



   Supplemental Disclosures of Cash Flow
      Information:
   Cash Paid During the Year for:
      Interest                                               $ 13,058     $ 12,193     $ 12,446
                                                             ========     ========     ========
      Income taxes                                           $  8,261     $ 17,633     $  8,967
                                                             ========     ========     ========



   The accompanying notes are an integral part of these consolidated financial statements.

                                                                                     "UNAUDITED"
                                         Consolidated Statements of Capitalization
                                    September 30, 1997 and 1996
                                       (Thousands of Dollars)
                                                                              1997          1996
                                                                              ----          ----

   Common Stock Equity:
      Common stock, no par, authorized 20,000,000
        shares, issued 10,663,641 shares in 1997 and
        10,634,496 shares in 1996, outstanding
        10,652,169 shares in 1997 and 10,620,439
        shares in 1996                                                      $120,734      $120,620
      Retained earnings                                                       49,924        49,026
                                                                            --------      --------
                                                                             170,658       169,646
                                                                            --------      --------
      Less:  Unearned compensation - restricted
               stock awards                                                   (1,034)         (312)
             Treasury stock, 11,472 shares in 1997
               and 14,057 shares in 1996                                        (325)         (452)
                                                                            --------      --------
                                                                             169,299       168,882
                                                                            --------      --------

   Preferred Stock, Not Subject to Mandatory
      Redemption:
      $3.125 par value, 8%, noncallable, authorized
        909,898 shares in 1997 and 913,832 shares
        in 1996, issued and outstanding 134,426 shares
        in 1997 and 138,360 shares in 1996, entitled to
        preference on liquidation at $6.25 per share                             420           432

      $100 par value, callable, authorized 9,999,602
        shares in 1997 and 9,999,631 shares in 1996
        6% Series B, issued and outstanding 4,638
          shares in 1997 and 4,667 shares in 1996                                464           467
                                                                            --------      --------
                                                                                 884           899
                                                                            --------      --------
   Long-Term Debt:
      First Mortgage Bonds -
        8.8%, due 2001                                                             -        10,000
        9.16%, due 2004                                                       18,000        18,000
      Industrial Revenue Demand Bonds -
        1986 and 1988 series,
        weighted average interest rate of
        3.66% in 1997 and 3.589% in 1996, due 2006                            11,400        12,100
      First Mortgage Notes -
        10.5%, due 2010                                                          963           999
      Secured Notes -
        9.32%, due 1999                                                            6            10
        6.89%, due 2010                                                       12,905        13,510
      Secured Term Note, 10.72%, due 1997                                          -           781
      Unsecured Medium Term Notes -
        6.48%, due 1997                                                            -        10,000
        7.61% to 7.82%, due 2002 to 2004                                      20,000        20,000
        6.85% to 9.1%, due 2012 to 2016                                       40,000        30,000
        8.96%, due 2017                                                       20,000        30,000
        8.49%, due 2024                                                        5,000         5,000
      Less - Current Maturities                                               (1,487)      (13,968)
                                                                            --------      --------
                                                                             126,787       136,432
                                                                            --------      --------
                                                                            $296,970      $306,213
                                                                            ========      ========

   The accompanying notes are an integral part of these consolidated financial statements.

                                                                                        "UNAUDITED"
                            Consolidated Statements of Common Stock Equity
                         For the Years Ended September 30, 1997, 1996 and 1995
                          (Thousands of Dollars Except for Number of Shares)

                                      Common Stock
                                   --------------------    Treasury     Unearned      Retained
                                   Shares       Amount      Stock     Compensation    Earnings
                                 ----------   ----------   --------   ------------    ---------
   Balance at September 30,
     1994                         9,539,079     $ 96,477     $ (103)         $ (157)    $ 43,264
     Public offering                392,200        8,474          -               -            -
     Net income after
      preferred dividends                 -            -          -               -       16,957
     Amortization and
      adjustment of
      restricted shares                   -          112          -            (214)           -
     Dividends                            -            -          -               -      (14,699)
                                 ----------     --------     ------          ------     --------
   Balance at September 30,
     1995                         9,931,279      105,063       (103)           (371)      45,522
     Public offering                700,000       15,557          -               -            -
     Net income after
      preferred dividends                 -            -          -               -       18,932
     Purchase of restricted
      stock awards                        -            -          -             (33)           -
     Amortization and
      adjustment of
      restricted shares             (10,840)           -       (349)             92            -
     Dividends                            -            -          -               -      (15,428)
                                 ----------     --------     ------          ------     --------
   Balance at September 30,
     1996                        10,620,439      120,620       (452)           (312)      49,026
     Issues to dividend
      reinvestment and
      employee benefit plans         29,145          622          -               -            -
     Establish        holding             -         (508)         -               -            -
   company
     Net income after
      preferred dividends                 -            -          -               -       17,013
     Purchase of restricted
      stock awards                   16,078            -        501          (1,131)           -
     Amortization and
      adjustment of
      restricted shares             (13,493)           -       (374)            409            -
     Dividends                            -            -          -               -      (16,115)
                                 ----------     --------     ------          ------     --------
   Balance at September 30,
     1997                        10,652,169     $120,734     $ (325)       $ (1,034)    $ 49,924
                                 ==========     ========     ======          ======     ========


   The accompanying notes are an integral part of these consolidated financial statements.

                                     SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              CTG RESOURCES, INC.



   Date        11/6/97                       S/  Andrew H. Johnson
        ---------------------          ---------------------------------
                                                (Andrew H. Johnson)
                                     Treasurer and Chief Accounting Officer



                                    (On behalf of the registrant and as Chief
                                       Accounting Officer)